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                                  EXHIBIT 10-6

                             NOTE PURCHASE AGREEMENT

                                    -between-

                              GBC Liquidating Corp.
                                    as Seller

                                     - and -

                            St. Paul Associates, LLC
                                    as Buyer

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                             NOTE PURCHASE AGREEMENT

         THIS AGREEMENT is made between GBC Liquidating Corp., a New York corporation, with an address at c/o Ashley Management Corp., 16 West Main Street, Rochester, New York 14614 ("SELLER") and St. Paul Associates, LLC, a New York limited liability company, with an address at 445 St. Paul Street, Rochester, New York 14605 ("BUYER").

                                    RECITALS:

         I.       Seller is in the process of liquidating its business; and

         II. Seller desires to sell a certain Subordinated Promissory Note dated December 15, 2000 executed by High Falls Brewing Company, LLC ("HFBC") in the original principal amount of $4,500,000 and payable to the order of The Genesee Brewing Company, Inc., now known as GBC Liquidating Corp. (the "ORIGINAL NOTE"); and

         III. Buyer is unwilling to purchase the Original Note but, provided that the Original Note is amended, restated and replaced by HFBC's and Seller's execution and delivery of an Amended and Restated Promissory Note in the form of SCHEDULE RIII to this Agreement (the "NEW NOTE"), Buyer is willing to purchase the "New Note" upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter contained, the Parties hereto agree as follows:

                                   ARTICLE I.
                                PURCHASE AND SALE

         1.01     Purchase of New Note.

         Subject to the terms and conditions of this Agreement, on the Closing Date set forth in Article IV, Seller agrees to sell and Buyer agrees to purchase, the New Note and all documents securing the New Note which are described in Schedule 1.01 to this Agreement (the "Security Documents").

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         1.02     PURCHASE PRICE.

         The aggregate purchase price to be paid by Buyer to Seller for the New Note and the Security Documents (the "PURCHASE PRICE") shall be $ 1,000,000.

         1.03     PAYMENT OF PURCHASE PRICE.

         The Purchase Price shall be paid by the delivery at the Closing to Seller of the sum of $1,000,000 by wire transfer, or by certified or cashier's check payable to the order of Seller.

                                   ARTICLE II.
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller represents and warrants to Buyer as follows:

         2.01     AUTHORITY.

         Seller is a corporation, duly organized, validly existing and in good standing under the franchise tax and corporation laws of the State of New York. Seller has full power and authority to own the Original Note and the Security Documents, to enter into this Agreement, to amend and restate the Original Note as required herein and to sell, transfer and deliver the New Note and the Security Documents as provided herein. Seller has taken all such actions as may be necessary or advisable and proper to authorize this Agreement, the execution and delivery thereof, the consummation of the transactions contemplated hereby and the execution and delivery of each of the documents required to be delivered hereunder.

         2.02     ABSENCE OF RESTRICTIONS.

         Seller has made no other agreement with any other party to sell or encumber the Original Note, the New Note or the Security Documents. The execution and delivery of this Agreement, and the consummation of the transactions provided hereunder, do not require any third party consent that is not provided for in this Agreement and do not violate, conflict with, result in the breach of, or cause the acceleration of or default under any provision of any obligation,

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mortgage, lien, lease, agreement, instrument, law, order, arbitration award, judgment, decree or any other restriction to which Seller is a party or by which Seller is subject or bound.

         2.03     TITLE TO ASSETS.

         Seller has, and will have at Closing, good, marketable and indefeasible title to the Original Note, the New Note and the Security Documents, free and clear of all liabilities, security interests, liens, pledges, encumbrances, restrictions, claims or imperfections of title whatsoever.

         2.04     LITIGATION AND CLAIMS

         There is no litigation, proceeding, suit, action, controversy or claim in law or in equity (including proceedings by or before any governmental board or agency) existing or pending against Seller which might adversely affect the amendment and restatement of the Original Note, and transfer of the New Note and the Security Documents, pursuant to this Agreement.

                                  ARTICLE III.
                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to the Seller as follows:

         3.01     LEGAL STANDING.

         Buyer is a limited liability company duly organized, validly existing and in good standing under the limited liability company laws of the State of New York. Buyer has full power and authority to own and perform its obligations under this Agreement.

         3.02     AUTHORITY

         Buyer has full power and authority to enter into this Agreement and to purchase the New Note and the Security Documents. Buyer has taken all such action as may be necessary or advisable and proper to authorize this Agreement, the execution and delivery thereof, the consummation of the transactions contemplated hereby and the execution and delivery of each of

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the documents required to be delivered hereunder, so that Buyer will have full right, power and authority to perform all of its obligations under this Agreement at the Closing.

         3.03     CONSENTS.

         Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby on the part of Buyer requires the consent of any third party that is not provided for in this Agreement.

                                   ARTICLE IV.
                                     CLOSING

         Closing hereunder shall take place at the offices of Harter, Secrest & Emery at 3:00 P.M. on May 21, 2004, or at such other date and time and other place as Seller and Buyer may subsequently agree in writing.

                                   ARTICLE V.
                         CONDITIONS OF CLOSING BY BUYER

         The obligation of Buyer to consummate the transactions contemplated by this Agreement shall be subject, at Buyer's sole discretion, to the satisfaction of the following conditions precedent:

         5.01     REPRESENTATIONS.

         All of the representations and warranties of Seller herein contained shall be true and correct as of the date of this Agreement, and as of the Closing Date as if expressly made on and as of the Closing Date.

         5.02     PERFORMANCE OF COVENANTS.

         All of the covenants to be performed and all of the conditions to be satisfied by Seller prior to the Closing Date shall have been performed or satisfied on or before the Closing.

         5.03     ADDITIONAL DOCUMENTS.

         A. Seller and HFBC shall have executed an Agreement in the form of
Schedule 5.03(A) to this Agreement and shall have executed and exchanged all such instruments and documents as may be required pursuant to such Agreement.

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         B. Seller and HFBC shall have executed and delivered the New Note.

         C. Buyer shall have received the consent, in the form of Schedule 6.03(D), executed by Manufacturers and Traders Trust Company ("M&T") and by Cephas Capital Partners, L.P. ("Cephas"), as required (i) pursuant to Section 16 of the Intercreditor Agreement dated as of December 15, 2000 among HFBC, M&T, Cephas and Seller (the "Intercreditor Agreement") and (ii) pursuant to the "Senior Credit Agreement", as defined in the Intercreditor Agreement.

         5.04     DELIVERY OF DOCUMENTS.

         Buyer shall have received all such documents, certificates and papers required of Seller pursuant to the terms of this Agreement in form and substance as approved prior to the Closing by Harter, Secrest & Emery LLP, attorneys for Buyer, including but not limited to the following:

         A. A duly executed Bill of Sale, in the form of Schedule 5.04A to this Agreement, transferring the New Note and the Security Documents to Buyer, without recourse.

         B. A duly executed Agreement between Seller and HFBC and the additional documents provided for therein, as required under Section 5.03A above.

         C. The duly executed originals of the New Note, endorsed to Buyer without recourse, and of each of the Security Documents.

         D. A duly executed consent by Cephas, as required under Section 5.03C above.

         E. A duly executed consent by M&T, as required under Section 5.03C above.

         F. The original of the Original Note shall have been delivered to HFBC.

         G. Uniform commercial code searches dated or redated as of the Closing Date stating that as of said date there are no liens, or encumbrances of record against Seller, the Original Note, the New Note or the Security Documents filed in the office of the Department of State of the State of New York.

         H. A certificate from Seller dated as of the Closing Date, to the effect that, as of the Closing Date, all of the representations and warranties of Seller contained in this Agreement are

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true and correct and that all of the covenants and conditions contained in this
Agreement to be performed or satisfied by Seller prior to the Closing have been performed or satisfied.

                                   ARTICLE VI.
                         CONDITIONS OF CLOSING BY SELLER

         The obligation of Seller to consummate the transactions contemplated by this Agreement shall be subject, at Seller's sole option, to the satisfaction of the following conditions precedent:

         6.01     REPRESENTATIONS.

         All of the representations and warranties of Buyer herein contained shall be true and correct as of the date of this Agreement, and as of the Closing Date as if made on and as of the Closing Date.

         6.02     COVENANTS AND CONDITIONS.

         All of the covenants to be performed and all of the conditions to be satisfied by Buyer prior to the Closing Date shall have been performed or satisfied on or before the Closing.

         6.03     DELIVERIES.

         Seller shall have received all such documents and papers required of Buyer pursuant to the terms of this Agreement, in form and substance as approved prior to the Closing by Buyer's Attorney, including expressly, but not limited to, the following:

         A. Payment of the Purchase Price to the extent and in the manner set forth in Section 1.03 hereof.

                                  ARTICLE VII.
                            MISCELLANEOUS PROVISIONS

         7.01     SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

         All representations and warranties of the parties contained in this Agreement shall survive the execution and delivery of this Agreement, the consummation of the transactions

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contemplated hereby and the transfer and conveyance of the New Note and the
Security Documents.

         7.02     BINDING EFFECT; ASSIGNMENT.

         This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective personal representatives, successors and assigns.

         7.03     ENTIRE AGREEMENT.

         This Agreement contains the entire understanding and agreement among the Parties hereto and supersedes any prior understandings, memoranda or other written or oral agreements between or among any of them respecting the within subject matter. There are no representations, agreements, arrangements or understandings, oral or written, between or among any of the Parties relating to the subject matter of this Agreement which are not fully expressed herein.

         7.04     MODIFICATIONS; WAIVER.

         No modification or waiver of this Agreement or any part hereof shall be valid or effective unless in writing and signed by the Party sought to be charged therewith, no waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other subsequent breach or condition, whether of like or different nature. No course of dealing between or among any of the Parties hereto will be deemed effective to modify, amend or discharge any part of this Agreement or the rights or obligations of any Party hereunder.

         7.05     PARTIAL INVALIDITY.

         If any provision of this Agreement shall be held by a court of competent jurisdiction to be invalid or unenforceable, such provision shall be construed so as to be limited or reduced to be enforceable to the maximum extent compatible with the law as it shall then appear. The total invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

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         7.06     NO THIRD PARTY BENEFICIARY.

         None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any person or entity which is not a Party hereto.

         7.07     NOTICES.

         Any notice or other communication required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given (i) upon hand delivery, or (ii) on the third day following delivery to the U.S. Postal Service as certified or registered mail, return receipt requested and postage prepaid, or (iii) on the first day following delivery to a nationally recognized United States overnight courier service, fee prepaid, return receipt or other confirmation of delivery requested or (iv) when telecopied or sent by facsimile transmission or electronic mail if an additional notice is also given under clause (i), (ii) or (iii) above within three days thereafter. Any such notice or communication shall be directed to a Party at its address set forth below or at such other address as may be designated by a party in a notice given to all other Parties hereto in accordance with the provisions of this Paragraph.

         Notice to Seller shall be sent to:   GBC Liquidating Corp.
                                              C/o Ashley Management Corp.
                                              16 West Main Street
                                              Rochester, New York 14614

         with a copy to:                      Woods Oviatt Gilman LLP
                                              700 Crossroads Building
                                              2 State Street
                                              Rochester, New York 14614
                                              Attn: Gordon Forth, Esq.

         Notice to Buyer shall be sent to:    St. Paul Associates, LLC
                                              445 St. Paul Street
                                              Rochester, New York 14605
                                              Attn: Manager

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         7.08     GOVERNING LAW.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York pertaining to contracts made and to be wholly performed within such state, without taking into account conflicts of laws principles.

         7.09     JURISDICTION AND VENUE.

         In the event that any legal proceedings are commenced in any court with respect to any matter arising under this Agreement, the Parties hereto specifically consent and agree that:

                  A. the courts of the State of New York and/or the United States Federal Courts located in the State of New York shall have exclusive jurisdiction over each of the Parties and such proceedings; and

                  B. the venue of any such action shall be in Monroe County, New York.

         7.10     HEADINGS.

         The headings contained in this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         7.11     COUNTERPARTS.

         This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of said counterparts shall together constitute but one and the same instrument which may be sufficiently evidenced by one counterpart.

         7.12     EXPENSES OF PARTIES.

         All expenses involved in the preparation, authorization and consummation of this Agreement, including, without limitation, all fees and expenses of agents, representatives, counsel and accountants, shall be borne solely by the Party which shall have incurred the same, and the other Parties shall have no liability with respect thereto.

                            [Signature Page Follows]

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         IN WITNESS WHEREOF, the Parties hereunto have duly executed this
Agreement on May 25, 2004

SELLER:                                   GBC LIQUIDATING CORP.

                                          By: /s/ Steven M. Morse
                                          Name: Steven M. Morse
                                          Title: Vice President & CFO

BUYER:                                    ST. PAUL ASSOCIATES, LLC

                                          By: /s/ Samuel T. Hubbard, Jr.
                                          Name: Samuel T. Hubbard, Jr.
                                          Title: President

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                                  SCHEDULE 1.01

                               SECURITY DOCUMENTS

         1. Security Agreement dated as of December 15, 2000 between HFBC and The Genesee Brewery, Inc.

         2. Contingent Trademark Assignment dated as of December 15, 2000 between HFBC and The Genesee Brewing Company, Inc.

         3. Security Agreement Amendment No. 1 between The Genesee Brewing Company, Inc. and HFBC dated as of July 30, 2002.

         4.       All financing statements filed by GBC against HFBC.